Statements of Changes in Net Assets Available for Benefits - EBP 002 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Contributions:
Employer	$ 3,898,809	$ 3,972,358
Employee	6,582,122	6,623,471
Rollover	2,114,550	7,281,812
Transfer from defined benefit plan	1,196,502	0
Total contributions	13,791,983	17,877,641
Investment income:
Dividends	538,161	473,846
Net appreciation in fair value of investments	17,535,532	13,860,007
Total investment income	18,073,693	14,333,853
Interest on notes receivable from participants	188,718	134,711
Total additions	32,054,394	32,346,205
Deductions:
Benefit payments	15,837,592	15,302,635
Administrative expenses	140,307	99,911
Total deductions	15,977,899	15,402,546
Increase in net assets available for benefits	16,076,495	16,943,659
Net assets available for benefits:
Beginning of year	123,531,826	106,588,167
End of year	$ 139,608,321	$ 123,531,826